UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2020

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, the Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (“MGE”) has taken proactive steps to protect its financial position in the context of the temporary suspension of operations at all of its North American owned, operated and managed properties resulting from the COVID-19 pandemic. On April 15, 2020, as a precautionary measure to further preserve cash and financial flexibility to the greatest extent possible in these unprecedented circumstances, MGE deferred making an interest payment of approximately $19.7 million due on April 15, 2020, with respect to MGE’s 7.875% Senior Notes due 2024 (the “2024 Notes”). The indenture governing the 2024 Notes (the “Indenture”) permits MGE a 30-day grace period to make the interest payment. MGE believes that using this 30-day grace period is a prudent step in preserving cash during the current period of uncertainty. As of the date of this Current Report on Form 8-K, MGE expects to make the interest payment prior to the end of the grace period.

The summary of certain terms of the Indenture set forth above is qualified by reference to the full text of the Indenture, which is filed as Exhibit 4.1 to MGE’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 filed with the Securities and Exchange Commission on December 20, 2019.

MGE undertakes no obligation to update the disclosures set forth herein except as required by law.

Special Note Regarding Forward-Looking Statements

This Current Report may contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about MGE’s expectations with respect to the payment of interest on its outstanding notes and related matters. These statements can also sometimes be identified by the use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect” or “intend” and similar expressions. Such forward-looking information may involve important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of MGE. Information concerning potential factors that could affect MGE’s financial results is included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as well as in MGE’s other reports and filings with the Securities and Exchange Commission. Any forward-looking statements included in this Current Report are made only as of the date of this filing. MGE does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. MGE cannot assure that projected results or events will be achieved or will occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY D/B/A
MOHEGAN GAMING & ENTERTAINMENT

Date: April 17, 2020	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Chairman, Management Board